EXHIBIT 99.2

                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906 OF THE
                            SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Viskase Companies, Inc. for the quarter ended March 31, 2003, I, Gordon S. Donovan, Vice President and Chief Financial Officer of Viskase Companies, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q of Viskase Companies, Inc. for the quarter ended March 31, 2003, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of Viskase Companies, Inc. for the quarter ended March 31, 2003, fairly represents, in all material respects, the financial condition and results of operations of Viskase Companies, Inc.


Date:  May 15, 2003


                                  /s/ Gordon S. Donovan
                                  ------------------------------------------
                                  Gordon S. Donovan
                                  Vice President and Chief Financial Officer

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